                                                                   EXHIBIT 25.1


                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE


                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)   [ ]


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                     13-5160382
(State of incorporation                      (I.R.S. employer
if not a U.S. national bank)                 identification no.)
One Wall Street, New York, N.Y.              10286
(Address of principal executive offices)     (Zip code)

                        L-3 COMMUNICATIONS HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                            13-3937434
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                        L-3 Communications Corporation
              (Exact name of obligor as specified in its charter)


Delaware                            13-3937436
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                             Electrodynamics, Inc.
              (Exact name of obligor as specified in its charter)


Arizona                             36-3140903
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                                Henschel, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            23-2554418
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                   Hygienetics Environmental Services, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            13-3992505
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                      Interstate Electronics Corporation
              (Exact name of obligor as specified in its charter)


California                          95-1912832
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                    L-3 Communications DBS Microwave, Inc.
              (Exact name of obligor as specified in its charter)


California                          68-0281617
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                        L-3 Communications ESSCO, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            04-2281486
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                     L-3 Communications ILEX Systems, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            13-3992952
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                     L-3 Communications Aydin Corporation
              (Exact name of obligor as specified in its charter)


Delaware                            23-1686808
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                   L-3 Communications SPD Technologies, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            23-2869511
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                L-3 Communications Storm Control Systems, Inc.
              (Exact name of obligor as specified in its charter)


California                          77-0268547
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                             Microdyne Corporation
              (Exact name of obligor as specified in its charter)


Maryland                            52-0856493
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                                  MPRI, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            54-1439937
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                                 Pac Ord, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            23-2523436
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                              Power Paragon, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            33-0638510
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                      Southern California Microwave, Inc.
              (Exact name of obligor as specified in its charter)


California                          13-0478540
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                              SPD Holdings, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            23-2977238
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                         SPD Electrical Systems, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                            23-2457758
(State or other jurisdiction of     (I.R.S. employer
incorporation or organization)      identification no.)

                             SPD Switchgear, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                     23-2510039
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification no.)
600 Third Avenue
New York, New York                           10016
(Address of principal executive offices)     (Zip code)

                               ----------------
             5.25% Convertible Senior Subordinated Notes due 2009
                      (Title of the indenture securities)

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:


   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.



NAME                                       ADDRESS
 Superintendent of Banks of the State of   2 Rector Street, New York,
 New York                                  N.Y. 10006, and Albany, N.Y. 12203
 Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                           N.Y. 10045
 Federal Deposit Insurance Corporation     Washington, D.C. 20429
 New York Clearing House Association       New York, New York 10005

   (b)        WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.


     Yes.


2. AFFILIATIONS WITH OBLIGOR.
   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.


16.  LIST OF EXHIBITS.

   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).


   1.  A copy of the Organization Certificate of The Bank of New York
       (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of March, 2001.

                                        THE BANK OF NEW YORK



                                        By: /s/ MING SHIANG
                                           ------------------------------------
                                           Name: MING SHIANG
                                           Title: VICE PRESIDENT

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.




                                                                                  DOLLAR AMOUNTS
                                                                                   IN THOUSANDS
                                                                                 ---------------
   ASSETS
   Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ......................     $ 3,083,720
     Interest-bearing balances ...............................................       4,949,333
   Securities:
     Held-to-maturity securities .............................................         740,315
     Available-for-sale securities ...........................................       5,328,981
   Federal funds sold and Securities purchased under agreements to resell ....       5,695,708
   Loans and lease financing receivables:
     Loans and leases, net of unearned income ................................      36,590,456
     LESS: Allowance for loan and lease losses ...............................         598,536
     LESS: Allocated transfer risk reserve ...................................          12,575
     Loans and leases, net of unearned income, allowance, and reserve ........      35,979,345
   Trading Assets ............................................................      11,912,448
   Premises and fixed assets (including capitalized leases) ..................         763,241
   Other real estate owned ...................................................           2,925
   Investments in unconsolidated subsidiaries and associated companies .......         183,836
   Customers' liability to this bank on acceptances outstanding ..............         424,303
   Intangible assets .........................................................       1,378,477
   Other assets ..............................................................       3,823,797
                                                                                   -----------
   Total assets ..............................................................     $74,266,429
                                                                                   ===========

                                                                                   DOLLAR AMOUNTS
                                                                                    IN THOUSANDS
                                                                                  ---------------
   LIABILITIES
   Deposits:
     In domestic offices ......................................................     $28,328,548
     Noninterest-bearing ......................................................      12,637,384
     Interest-bearing .........................................................      15,691,164
     In foreign offices, Edge and Agreement subsidiaries, and IBFs ............      27,920,690
     Noninterest-bearing ......................................................         470,130
     Interest-bearing .........................................................      27,450,560
   Federal funds purchased and Securities sold under agreements to
     repurchase ...............................................................       1,437,916
   Demand notes issued to the U.S.Treasury ....................................         100,000
   Trading liabilities ........................................................       2,049,818
   Other borrowed money:
     With remaining maturity of one year or less ..............................       1,279,125
     With remaining maturity of more than one year through three years ........               0
     With remaining maturity of more than three years .........................          31,080
   Bank's liability on acceptances executed and outstanding ...................         427,110
   Subordinated notes and debentures ..........................................       1,646,000
   Other liabilities ..........................................................       4,604,478
                                                                                    -----------
   Total liabilities ..........................................................      67,824,765
                                                                                    ===========
   EQUITY CAPITAL .............................................................
   Common stock ...............................................................       1,135,285
   Surplus ....................................................................       1,008,775
   Undivided profits and capital reserves .....................................       4,308,492
   Net unrealized holding gains (losses) on available-for-sale securities .....          27,768
   Accumulated net gains (losses) on cash flow hedges .........................               0
   Cumulative foreign currency translation adjustments ........................         (38,656)
                                                                                    -----------
   Total equity capital .......................................................       6,441,664
                                                                                    -----------
   Total liabilities and equity capital .......................................     $74,266,429
                                                                                    ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Mastro



     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Alan R. Griffith
Gerald L. Hassell
Directors